UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported)

July 11, 2006

SMART & FINAL INC.

(Exact name of Registrant as specified in its charter)

Delaware	001-10811	95-4079584
(State of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

600 Citadel Drive City of Commerce, California	90040
(Address of principal executive offices)	(Zip Code)

(323) 869-7500

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02	Results of Operations and Financial Condition.

On July 11, 2006, Smart & Final Inc. issued a News Release announcing the results of operations for the quarter ended June 18, 2006.

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits

99	News Release of Smart & Final Inc. dated July 11, 2006.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly authorized this report to be signed on its behalf by the undersigned hereunto duly authorized.

SMART & FINAL INC.

Date: July 11, 2006	By:	/s/ Richard N. Phegley
Richard N. Phegley
Senior Vice President and
Chief Financial Officer

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EXHIBIT INDEX

Exhibit No.	Description

99	News Release of Smart & Final Inc. dated July 11, 2006

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